UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

Dreyfus Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	08/31/18

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

SEMIANNUAL REPORT August 31, 2018

Dreyfus Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Bond Infrastructure Fund, Inc., covering the six-month period from March 1, 2018 through August 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks continued to post gains over the reporting period, reaching new highs despite rising interest rates and heightened trade tensions, while fixed-income markets improved as well. Corporate earnings remained robust, due in part to the corporate tax cut enacted last year. Growth stocks, facing little exposure to the effects of trade tensions, outpaced value stocks and small caps, and easily outperformed large caps. Overseas, stocks largely posted losses, particularly in emerging markets, which have been hurt by a stronger U.S. dollar and concerns about contagion from the lira crisis in Turkey. In the fixed-income arena, municipal bonds, high yield bonds and longer-dated Treasuries stood out.

The performance of U.S. markets was supported by robust fundamentals, including sustained economic growth, a healthy labor market and strong consumer and business confidence. We expect these conditions to persist, but we continue to monitor economic data for signals that might suggest that a change is on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
September 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2018 through August 31, 2018, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended August 31, 2018, Dreyfus Municipal Bond Infrastructure Fund achieved a total return of 3.26% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.3180 per share, which reflects an annualized distribution rate of 5.03%.2

Municipal bonds produced positive total returns as favorable supply-and-demand dynamics in the municipal securities market supported bond prices. While short-term municipal rates increased, long-term rates fell modestly during the period. The fund continued to produce competitive levels of current income through an emphasis on longer-term and higher-yielding municipal bonds issued for infrastructure purposes.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support, or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Market weakness early in the reporting period abated as municipal bonds rebounded, supported by strong seasonal reinvestment demand and very manageable new issue supply levels. Demand from individuals in high, tax states increased significantly as the search for immunization against the newly imposed tax restrictions on state and local tax deductions provided a catalyst. Conversely, tax cuts to corporations have softened institutional demand for municipal bonds, particularly from banks and property and casualty insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low-rate environment, investors continued to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds was exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

funds rate. These increases have driven up the short part of the yield curve, causing many investors to avoid that part of the curve due to the challenge the rising rates pose for bond prices. This activity, in conjunction with demand on the long end, caused the yield curve to flatten. This flattening action detracted from bond returns through the five-year portion of the curve. In addition to seeking longer-maturity securities, investors opted for lower-quality credit, purchasing bonds in the lower-investment-grade and high-yield credit sectors. This demand supported prices in these sectors and contributed to spread compression.

Long Yield-Curve Positioning and Revenue-Backed Bonds Supported Fund Results

The fund’s ability to generate competitive levels of tax-exempt income was enhanced during the reporting period by exposure to the long end of the curve, lower-quality spread sectors, and an overweight exposure to revenue-backed bonds. During the period, longer-maturity bonds outperformed shorter-maturity bonds. Increased exposure to the long end of the curve, coupled with a lack of exposure to the shorter end of the curve, benefited results. Lower-quality bonds outperformed higher-quality credits due to demand and spread tightening. Exposure to BBB and BBB rated bonds bolstered returns. Security selection and sector behavior also benefited results. Bonds backed by revenues from the health care sector, airports, financial institutions, and certain states’ settlement of litigation with U.S. tobacco companies were additive.

Although disappointments proved relatively mild during the reporting period, higher-quality bonds lagged the overall municipal market. The fund moved out of higher-quality power company bonds into lower-quality tobacco, industrial development, and Chicago Board of Education bonds. Recognizing the constraints posed by higher financing costs in the current rising interest-rate environment, the fund maintained leverage consistent with the historical averages.

Anticipating Seasonal Effects

As the calendar year rolls over, less positive seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. Additionally, Fed action may continue to boost rates at the short end of the yield curve. While spreads have continued to tighten, thereby benefiting performance, we believe they may widen going forward. If that spread widening materializes, we plan to use proceeds from higher-quality bonds to increase our positioning in lower-quality credits to capture incremental yield and the potential for future price appreciation. In the meantime, we will continue to focus on security selection of issuers possessing strong fundamentals within the revenue bond sector that provide attractive yield.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS
August 31, 2018 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7%
Alabama - 2.5%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	5.75	6/1/45	1,500,000		1,642,815
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	6.00	6/1/50	2,350,000		2,603,917
Jefferson County, Sewer Revenue Bonds Warrants	0/7.90	10/1/23	2,500,000	[a]	2,151,550
				6,398,282
Arizona - 5.3%
Phoenix Industrial Development Authority, Education Facility Revenue Bonds (BASIS Schools Projects)	5.00	7/1/45	2,000,000	[b]	2,048,620
Pima County Industrial Development Authority, Education Revenue Bonds (American Leadership Academy Project)	5.00	6/15/52	1,000,000	[b]	1,006,420
Pima County Industrial Development Authority, Education Revenue Bonds (Arizona Charter Schools Refunding Project)	5.38	7/1/31	4,375,000		4,677,181
Salt Verde Financial Corporation, Senior Gas Revenue Bonds	5.00	12/1/37	5,000,000		5,942,250
				13,674,471
California - 12.8%
California Statewide Communities Development Authority, Revenue Bonds (Baptist University)	5.00	11/1/41	1,875,000	[b]	2,076,563
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University)	6.38	11/1/43	2,035,000		2,349,143
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	14,000,000	[c]	2,485,420
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/47	2,500,000		2,570,125
Long Beach Bond Finance Authority, Natural Gas Purchase Revenue Bonds	5.50	11/15/37	5,000,000		6,438,100

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7% (continued)
California - 12.8% (continued)
Riverside County Transportation Commission, Senior Lien Toll Revenue Bonds	5.75	6/1/44	3,250,000		3,601,000
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/41	2,500,000		2,775,975
Tobacco Securitization Authority, North Tobacco Settlement Revenue Bonds (Capital Appreciation-2nd Sub-Asset Backed C)	0.00	6/1/45	29,370,000	[c]	3,578,147
Tobacco Securitization Authority, Tobacco Settlement Revenue Bonds	0.00	6/1/46	10,000,000	[c]	1,763,700
University of California Regents, Medical Center Pooled Revenue Bonds	5.00	5/15/43	5,000,000		5,506,000
				33,144,173
Colorado - 4.6%
City and County of Denver, Airport System Subordinate Revenue Bonds	5.25	11/15/43	5,000,000		5,562,600
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System)	5.00	1/1/44	2,500,000		2,715,950
Dominion Water and Sanitation District, Tap Fee Revenue Bonds	6.00	12/1/46	1,910,000		2,027,179
Sterling Ranch Community Authority Board, Board Supported Revenue Bonds	5.00	12/1/38	1,500,000		1,527,225
				11,832,954
District of Columbia - 1.3%
District of Columbia, Revenue Bonds (Knowledge is Power Program, District of Columbia Issue) (Prerefunded)	6.00	7/1/23	1,700,000	[d]	2,003,348
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	7,400,000	[c]	1,312,538
				3,315,886
Florida - 2.0%
Davie, Educational Facilities Revenue Bonds (Nova Southeastern University Project)	5.63	4/1/43	4,805,000		5,309,765
Georgia - .9%
Fulton County Development Authority, Hospital Revenue Bonds (Wellstar Health Systems)	5.00	4/1/47	1,250,000		1,375,150

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Georgia - .9% (continued)
Gainesville and Hall County Development Authority, Educational Facilities Revenue Bonds (Riverside Military Academy)	5.00	3/1/37	1,000,000		1,057,360
				2,432,510
Illinois - 10.3%
Chicago, Customer Facility Charge Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.75	1/1/43	3,750,000		4,210,237
Chicago, GO (Project and Refunding Series)	6.00	1/1/38	2,500,000		2,833,775
Chicago Board of Education, GO	5.00	12/1/35	1,500,000		1,554,660
Illinois, GO, Refunding	5.00	12/1/27	3,500,000		3,742,795
Metropolitan Pier and Exposition Authority, Dedicated Tax Revenue Bonds (Capital Appreciation-McCormick Place Expansion Project) (Insured; MBIA Insurance Corporation)	0.00	12/15/36	2,500,000	[c]	1,081,000
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000		2,636,975
Tender Option Bond Trust Receipts (Series 2017-XM0492), 10/1/40, (Illinois Finance Authority, Revenue Bonds (The University of Chicago)) Non-recourse	5.00	10/1/40	7,000,000	[b,e]	7,756,385
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue Bonds (University of Illinois)	5.00	4/1/44	2,500,000		2,704,075
				26,519,902
Indiana - 7.7%
Indiana Finance Authority, HR (The King's Daughters' Hospital and Health Services)	5.50	8/15/40	7,425,000		7,745,760
Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds (Ohio Valley Electric Corporation Project)	5.00	6/1/32	2,750,000		2,760,010
Indiana Finance Authority, Private Activity Bonds (Ohio River Bridges East End Crossing Project)	5.00	7/1/40	5,000,000		5,336,750

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Indiana - 7.7% (continued)
Indiana Finance Authority, Revenue Bonds (Baptist Homes of Indiana Senior Living)	6.00	11/15/41	3,500,000		3,965,395
				19,807,915
Iowa - 2.9%
Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Company Project)	5.25	12/1/25	7,000,000		7,474,180
Kansas - .8%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project)	5.25	11/15/53	1,000,000		1,002,270
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Series 2018 B	4.00	11/15/25	1,000,000		1,011,180
				2,013,450
Kentucky - .4%
Christian County, HR (Jennie Stuart Medical Center)	5.50	2/1/44	1,000,000		1,071,450
Louisiana - 3.0%
Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds (Impala Warehousing LLC Project)	6.50	7/1/36	2,000,000	[b]	2,209,780
New Orleans, Sewerage Service Revenue Bonds	5.00	6/1/44	2,000,000		2,188,380
New Orleans, Water Revenue Bonds	5.00	12/1/34	1,000,000		1,109,980
New Orleans, Water Revenue Bonds	5.00	12/1/44	2,000,000		2,196,120
				7,704,260
Maryland - .4%
City of Rockville MD, Economic Development Revenue Bonds (Ingelside at King Farm Project)	5.00	11/1/47	1,000,000		1,079,170
Massachusetts - 4.6%
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities Issue) (Prerefunded)	6.50	11/15/23	2,000,000	[b,d]	2,424,260
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/57	1,000,000	[b]	1,062,130

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Massachusetts - 4.6% (continued)
Massachusetts Port Authority, Special Facilities Revenue Bonds (Delta Air Lines, Inc. Project) (Insured; AMBAC)	5.00	1/1/27	8,210,000	8,290,951
				11,777,341
Michigan - 7.4%
Detroit, Water Supply System Senior Lien Revenue Bonds	5.25	7/1/41	2,250,000	2,412,427
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	4,990,000	5,378,871
Michigan Finance Authority, HR (Trinity Health Credit Group) (Prerefunded)	5.00	12/1/21	10,000	[d] 10,956
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	2,250,000	2,442,307
Michigan Tobacco Settlement Finance Authority, Revenue Bonds	0.00	6/1/58	41,200,000	[c] 1,303,980
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/34	5,000,000	5,023,550
Wayne County Airport Authority, Airport Revenue Bonds (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual Assurance Company)	5.00	12/1/39	2,250,000	2,501,505
				19,073,596
Missouri - 1.2%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds (Saint Louis College of Pharmacy)	5.50	5/1/43	2,000,000	2,141,080
Saint Louis County Industrial Development Authority, Senior Living Facilities Revenue Bonds (Friendship Village Sunset Hills)	5.00	9/1/42	1,000,000	1,038,400
				3,179,480

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Nevada - .4%
Reno, Sales Tax Revenue Bonds, Refunding (Reno Transportation Rail Access Project) (Insured; Assured Guaranty Municipal Corporation) Series 2018 A	4.00	6/1/58	1,000,000		1,008,330
New Jersey - 7.0%
New Jersey Economic Development Authority, Private Activity Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/43	2,500,000		2,732,050
New Jersey Economic Development Authority, Revenue Bonds	5.25	6/15/27	2,500,000		2,788,950
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.25	6/15/40	2,000,000		2,163,040
New Jersey Economic Development Authority, Special Facility Revenue Bonds (Continental Airlines, Inc. Project)	5.13	9/15/23	2,500,000		2,701,525
New Jersey Economic Development Authority, Special Facility Revenue Bonds (Continental Airlines, Inc. Project)	5.25	9/15/29	4,500,000		4,890,555
New Jersey Tobacco Settlement Financing Corporation, Revenue Bonds, Refunding, Ser. B	5.00	6/1/46	2,500,000		2,699,875
				17,975,995
New York - 17.5%
New York City Industrial Development Agency, PILOT Revenue Bonds (Queens Baseball Stadium Project) (Insured; AMBAC)	5.00	1/1/36	8,000,000		8,019,280
New York Counties Tobacco Trust, Revenue Bonds	0.00	6/1/50	7,825,000	[c]	1,092,683
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	3,500,000	[b]	3,684,275
New York State Dormitory Authority, Revenue Bonds (Saint John's University)	5.00	7/1/44	2,000,000		2,175,440
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	3,000,000		3,202,440

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7% (continued)
New York - 17.5% (continued)
Niagara Area Development Corporation, Solid Disposal Facility Revenue Bonds, Refunding (Convanta Holding Project) Series 2018 A	4.75	11/1/42	2,000,000	[b]	2,010,020
Niagara Area Development Corporation, Solid Waste Disposal Facility Revenue Bonds (Covanta Energy Project)	5.25	11/1/42	7,620,000	[b]	7,674,788
Tender Option Bond Trust Receipts (Series 2017-XF2419), 11/15/38, (Metropolitan Transportation Authority, Transportation Revenue Bonds) Recourse	5.00	11/15/38	15,000,000	[b,e]	16,347,337
TSASC Inc., Tobacco Settlement Subordinate Bonds	5.00	6/1/48	1,000,000		1,023,390
				45,229,653
Ohio - 7.5%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.25	6/1/37	7,000,000		7,322,490
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	26,000,000	[c]	2,225,340
Cuyahoga County Hospital, Revenue Bonds (The Metrohealth System)	5.25	2/15/47	2,500,000		2,703,400
Muskingum County, Hospital Facilities Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/44	7,000,000		7,262,080
				19,513,310
Oklahoma - .6%
Tulsa County Industrial Authority, Senior Living Community Revenue Bonds (Montereau Inc. Project)	5.25	11/15/45	1,500,000		1,650,600
Pennsylvania - 11.5%
Allentown Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (City Center Project)	5.00	5/1/42	1,000,000	[b]	1,077,810
Clairton Municipal Authority, Sewer Revenue Bonds	5.00	12/1/37	4,000,000		4,265,120
Clairton Municipal Authority, Sewer Revenue Bonds	5.00	12/1/42	1,500,000		1,590,885

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Pennsylvania - 11.5% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Thomas Jefferson University)	5.00	9/1/45	3,000,000	3,290,190
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/42	5,000,000	5,397,100
Tender Option Bond Trust Receipts (Series 2017-XF2420), 12/1/42, (Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds) Recourse	5.00	12/1/42	13,000,000	[b,e] 14,017,067
				29,638,172
Rhode Island - .4%
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/40	1,000,000	1,070,080
South Carolina - 2.7%
South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds (The Lutheran Homes of South Carolina, Inc.)	5.13	5/1/48	1,750,000	1,799,823
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.13	12/1/43	5,000,000	5,306,850
				7,106,673
Texas - 13.4%
Clifton Higher Education Finance Corporation, Education Revenue Bonds (IDEA Public Schools)	6.00	8/15/43	1,500,000	1,667,430
Clifton Higher Education Finance Corporation, Education Revenue Bonds (International Leadership of Texas)	5.75	8/15/45	2,500,000	2,577,725
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue Bonds (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/35	500,000	444,440

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Texas - 13.4% (continued)
North Texas Education Finance Corporation, Education Revenue Bonds (Uplift Education)	5.13	12/1/42	3,000,000		3,153,180
Tender Option Bond Trust Receipts (Series 2016-XM0374), 11/15/38, (Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Health Care System Project)) Non-recourse	5.00	11/15/20	7,410,000	[b,e]	8,042,073
Tender Option Bond Trust Receipts (Series 2017-XF2421), 11/1/45, (Dallas and Fort Worth, Joint Improvement Revenue Bonds (Dallas/Fort Worth International Airport)) Recourse	5.00	11/1/45	15,000,000	[b,e]	15,957,675
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue Bonds	5.00	8/15/41	2,500,000		2,686,575
				34,529,098
Virginia - 5.2%
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (95 Express Lanes LLC Project)	5.00	1/1/40	7,640,000		8,059,971
Virginia Small Business Financing Authority, Senior Lien Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/42	5,000,000		5,410,050
				13,470,021
Washington - 2.1%
Washington Health Care Facilities Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/42	5,000,000		5,452,650
Wisconsin - 6.3%
Public Finance Agency of Wisconsin, Senior Airport Facilities Revenue Bonds (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/42	5,000,000		5,275,050
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.) (Prerefunded)	5.25	4/15/23	5,000,000	[d]	5,700,450
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Beaver Dam Community Hospitals, Inc.)	5.25	8/15/34	3,000,000		3,166,650

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 144.7% (continued)
Wisconsin - 6.3% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Sauk-Prairie Memorial Hospital, Inc. Project)	5.38	2/1/48	2,000,000	2,076,420
				16,218,570
U.S. Related - 2.0%
Guam Waterworks Authority, Water and Wastewater System Revenue Bonds	5.50	7/1/43	3,000,000	3,258,420
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,750,000	1,902,478
				5,160,898
Total Investments (cost $346,159,942)			144.7%	373,832,835
Liabilities, Less Cash and Receivables			(15.7%)	(40,444,606)
VMTPS, at liquidation value			(29.0%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	258,388,229

VMTPS—Variable Rate Muni Term Preferred Shares

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $87,395,203 or 33.82% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Collateral for floating rate borrowings.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	39.5
Health Care	21.1
Education	18.8
Industrial	13.8
Utility-Water and Sewer	9.1
Other	8.8
Hospital	8.0
Tobacco	5.7
Utility-Electric	5.4
Pollution Control	3.0
Utility-Gas	2.5
Special Tax	2.2
City	1.7
State/Territory	1.4
Retirement	1.1
Prerefunded	.9
Resource Recovery	.8
Asset-Backed	.5
Lease	.4
144.7

† Based on net assets applicable to Common Shareholders.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	346,159,942	373,832,835
Cash		769,323
Interest receivable		4,275,267
Receivable for investment securities sold		254,797
Deferred VMTPS offering costs—Note 1(f)		23,138
Prepaid expenses		31,015
		379,186,375
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		221,757
Payable for floating rate notes issued—Note 3		42,055,000
Payable for investment securities purchased		2,000,000
Dividends payable to Common Shareholders		974,245
Interest and expense payable related to floating rate notes issued—Note 3		271,171
Interest expense payable on VMTPS—Note 1(f)		153,575
Directors fees and expenses payable		57,347
Accrued expenses		65,051
		45,798,146
VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		258,388,229
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,381,981 shares issued and outstanding)		18,382
Paid-in capital		262,309,562
Accumulated undistributed investment income—net		1,181,214
Accumulated net realized gain (loss) on investments		(32,793,822)
Accumulated net unrealized appreciation (depreciation) on investments		27,672,893
Net Assets Applicable to Common Shareholders ($)		258,388,229
Shares Outstanding
(250 million shares authorized)		18,381,981
Net Asset Value Per Share of Common Stock ($)		14.06

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2018 (Unaudited)

Investment Income ($):
Interest Income	8,904,262
Expenses:
Management fee—Note 2(a)	1,227,250
VMTPS interest expense and fees—Note 1(f)	875,137
Interest and expense related to floating rate notes issued—Note 3	445,191
Professional fees	95,479
Directors’ fees and expenses—Note 2(c)	81,010
Amortization of VMTPS offering costs—Note 1(f)	56,800
Registration fees	15,833
Shareholders’ reports	13,093
Shareholder servicing costs	6,585
Redemption and paying agent fees—Note 2(b)	3,975
Custodian fees—Note 2(b)	3,514
Miscellaneous	47,350
Total Expenses	2,871,217
Less—reduction in fees due to earnings credits—Note 2(b)	(3,514)
Net Expenses	2,867,703
Investment Income—Net	6,036,559
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	1,548,355
Net unrealized appreciation (depreciation) on investments	83,004
Net Realized and Unrealized Gain (Loss) on Investments	1,631,359
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	7,667,918

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended August 31, 2018 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(23,435,716)
Proceeds from sales of portfolio securities	22,666,604
Interest received	8,823,848
Paid to The Dreyfus Corporation	(1,201,817)
Operating expenses paid	(243,986)
Net Cash Provided by Operating Activities		6,608,933
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,845,470)
Interest and expense related to floating rate notes issued paid	(406,014)
Interest expense paid	(835,911)
Net Cash Provided in Financing Activities		(7,087,395)
Net Increase (Decrease) in cash		(478,462)
Cash at beginning of period		1,247,785
Cash at end of period		769,323
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		7,667,918
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(4,062,670)
Decrease in interest receivable		49,425
Increase in Receivable for Investment securities sold		(254,797)
Amortization of VMTPS offering costs		56,800
Decrease in prepaid expenses		2,076
Increase in Due to The Dreyfus Corporation and affiliates		25,433
Increase in payable for investment securities purchased		2,000,000
Interest and expense payable related to floating rate notes issued		445,191
Interest expense		875,137
Increase in Directors fees and expense payable		41,578
Decrease in accrued expenses		(24,315)
Net unrealized appreciation on investments		(83,004)
Net amortization of premiums on investments		(129,839)
Net Cash Provided by Operating Activities		6,608,933

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
Operations ($):
Investment income—net	6,036,559	12,646,692
Net realized gain (loss) on investments	1,548,355	1,269,394
Net unrealized appreciation (depreciation) on investments	83,004	2,852,179
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	7,667,918	16,768,265
Dividends to Common Shareholders from ($):
Investment income—net	(5,845,470)	(11,690,940)
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	1,822,448	5,077,325
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	256,565,781	251,488,456
End of Period	258,388,229	256,565,781
Undistributed investment income—net	1,181,214	990,125

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	August 31, 2018		Year Ended February 28/29,
	(Unaudited)		2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	13.96		13.68	14.04	13.85	12.42	14.33	[b]
Investment Operations:
Investment income—net[c]	.33		.69	.68	.71	.73	.60
Net realized and unrealized gain (loss) on investments	.09		.23	(.33)	.23	1.45	(1.98)
Total from Investment Operations	.42		.92	.35	.94	2.18	(1.38)
Distributions to Common Shareholders:
Dividends from investment income—net	(.32)		(.64)	(.71)	(.75)	(.75)	(.50)
Offering costs charged to paid-in capital	-		-	-	-	-	(.03)
Net asset value, end of period	14.06		13.96	13.68	14.04	13.85	12.42
Market value, end of period	12.65		12.29	12.68	12.86	12.80	11.29
Total Return (%)[d]	5.57	[e]	1.78	3.97	6.81	20.69	(21.13)	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.21	[f]	2.02	1.85	1.67	1.67	1.65	[f]
Ratio of net expenses to average net assets	2.21	[f]	2.02	1.85	1.67	1.67	1.65	[f]
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	1.02	[f]	.90	.70	.53	.54	.52	[f]
Ratio of net investment income to average net assets	4.65	[f]	4.89	4.79	5.19	5.45	5.83	[f]
Portfolio Turnover Rate	6.97	[e]	9.77	9.72	8.38	12.81	70.72	[e]
Asset coverage of VMTPS, end of period	445		442	435	444	439	404
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	258,388		256,566	251,488	258,102	254,585	228,319
VMTPS outstanding, end of period ($ x 1,000)	75,000		75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	42,055		42,055	42,055	36,805	36,805	36,805

a  From April 26, 2013 (commencement of operations) to February 28, 2014.

b Reflects a deduction of $.675 per share sales load from the initial offering price of $15.00 per share.

c Based on average common shares outstanding.

d  Calculated based on market value.

e  Not annualized.

f   Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Asset Management North America Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of February 1, 2021, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of February 1, 2021. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	373,832,835	-	373,832,835
Liabilities ($)
Floating Rate Notes††	-	(42,055,000)	-	(42,055,000)
VMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At August 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

On August 2, 2018, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on September 4, 2018 to Common Shareholders of record as of the close of business on August 17, 2018. The ex-dividend date was August 16, 2018.

(d) Dividends and distributions to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 1.56% on August 30, 2018. The dividend rate as of August 31, 2018 for the VMTPS was 2.51%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $34,802,995 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 28, 2018. The fund has $30,654,202 of short-term capital losses and $4,148,793 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2018 was as follows: tax-exempt income

$11,679,884 and ordinary income $11,056. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) VMTPS: In the fund’s Statement of Assets and Liabilities, VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of February 1, 2021. Dividends paid to VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over the life of the VMTPS.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon Asset Management North America Corporation, Dreyfus pays BNY Mellon Asset Management North America Corporation a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

period ended August 31, 2018, the fund was charged $3,514 pursuant to the custody agreement. These fees were offset by earnings credits of $3,514.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended August 31, 2018, the fund was charged $3,975 for the services provided by the Redemption and Paying Agent.

During the period ended August 31, 2018, the fund was charged $4,099 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $207,300, custodian fees $2,428, Redemption and Paying Agent fees $8,613 and Chief Compliance Officer fees $3,416.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2018, amounted to $25,435,716 and $22,921,401, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2018 was approximately $42,055,000, with a related weighted average annualized interest rate of 2.10%.

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended August 31, 2018 was approximately $75,000,000, with a related weighted average annualized interest rate of 2.32%.

At August 31, 2018, accumulated net unrealized appreciation on investments was $27,672,893, consisting of $27,834,843 gross unrealized appreciation and $161,950 gross unrealized depreciation.

At August 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Common Shareholders and holders of VMTPS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on August 9, 2018.

	Shares
	For	Authority Withheld
To elect three Class I Directors:†
Francine J. Bovich	17,271,502	275,727
Gordon J. Davis	17,236,236	310,993
Roslyn M. Watson	17,253,614	293,615

† The terms of these Directors expire in 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18-19, 2018, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon Asset Management North America Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods, and, on a market price basis, was above the Performance Group and Performance Universe medians for all periods except for the five-year period, when it was below the Performance Group and Performance Universe medians. The Board also considered that, on a net asset basis, the fund’s yield performance was below the Performance Group median for four of the five one-year periods ended May 31st and below the Performance Universe median for all of the five one-year periods ended May 31st, and, on a market price basis, was below the Performance Group median for three of the five one-year periods ended May 31st and below the Performance Universe medians for all of the five one-year periods ended May 31st. The Board considered the relative proximity of the fund’s yield, on both a net asset value basis and a market price basis, to the relative Performance Group and/or Performance Universe median(s) in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns (on a net asset basis) to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in all four of the calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. The Board also considered that, based on common and leveraged assets together, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona†	Robert Svagna
Gordon J. Davis†	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley††	Daniel A. Rabasco
† Interested Board Member
†† Elected by holders of VMTPS	Manager
Officers	The Dreyfus Corporation
President	Custodian
Bradley J. Skapyak	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Joseph M. Chioffi	Computershare Inc.
Sonalee Cross	(Common Stock)
Maureen E. Kane	The Bank of New York Mellon
Sarah S. Kelleher	(VMTP Shares)
Jeff Prusnofsky	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DMB
Treasurer	Initial SEC Effective Date
James Windels	4/26/13
Assistant Treasurers
Richard Cassaro
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMB

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

© 2018 MBSC Securities Corporation 0805SA0818

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 29, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 29, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)